SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[X] Soliciting Material Pursuant to Section 240.14a-12

                         DELCATH SYSTEMS, INC.
           (Name of Registrant as Specified In Its Charter)

               -----------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

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          (2) Aggregate number of securities to which transaction
          applies:

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          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4) Proposed maximum aggregate value of transaction:

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          (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

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          (4) Date Filed:

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                               [GRAPHIC OMITTED]


                          THIS MAILING DOES NOT CONTAIN
                                            ---
                        THE GOLD CONSENT REVOCATION CARD
                            ----



                                                        August 21, 2006

Dear Fellow Delcath Shareholder:

The enclosed Consent Revocation Statement is being furnished by the Board of Directors of Delcath Systems, Inc., a Delaware corporation, to the holders of outstanding shares of the Company's common stock, in connection with your Board's opposition to the solicitation of written shareholder consents by Laddcap Value Partners LP and its principal Robert Ladd. You will receive a second mailing of the same material from your stockbroker which will contain the GOLD Consent Revocation Card. It is your Board's belief that it is essential that shareholders receive this information as promptly as possible and we therefore mailed this material out ahead of your broker's mailing.

      Thank you for your support.

                                                Very truly yours,

                                                /s/ SAMUEL HERSCHKOWITZ

                                                Samuel Herschkowitz, M.D.
                                                Chairman of the Board
                                                Delcath Systems, Inc.


          If you have any questions or require assistance, please call:

                            MacKenzie Partners, Inc.
                         addressStreet105 Madison Avenue
                      CityNew York, StateNY PostalCode10016
                               Tel: (212) 929-5500
                               Fax: (212) 929-0308

                        Call Toll Free: 1-(800) 322-2885